UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



      Date of Report: (Date of earliest event reported): November 14, 2000


                Huntingdon Life Sciences Group plc ("Huntingdon")
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             (Exact name of registrant as specified in its charter)


                                     England
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                 (State or other jurisdiction of incorporation)



                                  1-10173 N/A
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        (Commission File Number) (I.R.S. Employer Identification Number)




 Huntingdon Research Centre, Woolley Road, Alconbury, Huntingdon,
                           Cambs, PE 17 5HS, England
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                    (Address of principal executive offices)



     Registrant's telephone number, including area code: +44 (1480) 892000
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         (Former name or former address, if changed since last report)


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Item 7   EXHIBITS

(c)      Exhibits


Exhibit No.   Description

99.1 Press release issued by Huntingdon Life Sciences Group plc on November 14, 2000 announcing its earnings in respect of the quarter ended September 30, 2000.


Item 9   REGULATION FD DISCLOSURE

On November 14, 2000, Huntingdon Life Sciences Group plc (the "Company") issued a press release, attached as Exhibit No. 99.1 hereto, announcing its earnings in respect of the quarter ended September 30, 2000.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   HUNTINGDON LIFE SCIENCES GROUP PLC




                                    /s/ Julian Griffiths
                                    By:  Julian Griffiths

                                    GROUP COMPANY SECRETARY





Dated:  November 14, 2000


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EXHIBIT INDEX

Exhibit No.     Description

99.1 Press release issued by Huntingdon Life Sciences Group plc on November 14, 2000 announcing its earnings in respect of the quarter ended September 30, 2000.



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                                  Exhibit 99.1